Doug Buth, Chairman

Mark Richards, CEO and President

Dale Parker, Chief Financial Officer

Coated
Solutions

Thermal and
Advanced
Technical
Products

Security
Products

Performance
Packaging

100% employee owned

In business since 1907, Appleton creates product

    solutions for customers through coating formulations

    and applications, encapsulation, security, printing

    and packaging technologies

Introduction to Appleton

Executive Succession

Mark Richards – CEO and President

Joined Appleton April 2005

Former President Engineered Support
Structures Division of Valmont Industries

Bachelors Degree – Packaging, Michigan State

Masters Degree – Business, Northwestern

Appleton

11 Manufacturing Locations

2 Paper Mills

1 Coating Plant

1 Capsule Plant

4 Packaging Plants

3 Printing Plants

Utrecht

Turners Falls, MA

Teesside

Hull

Derby

West Carrollton, OH

Roaring Spring, PA

Wisconsin
Appleton
Merrill
Rhinelander
Portage
Milton

The Changing Revenue Profile of Appleton

2001

LTM 4/3/05

Thermal
18%

Coated Solutions
60%

Coated Solutions
81%

Thermal
21%

Security
13%

Performance
Packaging
6%

Security
1%

$955 Million

$992 Million

Change in Revenue 2001 - 2004

-150

+37

+103

$ Millions

+47

Carbonless

Thermal

Security

Packaging

          Growth

Organic                        +$ 50

Acquisitions        +$137

                        +$187

Revenue Growth

                                       Q1        Q2          Q3           Q4        Q1

$ Millions                     $251      $234      $244      $261    $253

% Growth vs             +23%     +11%      +12%    +14%    +1%
prior year quarter

2004

2005

The Changing EBITDA Profile of Appleton

2001(1)

LTM 4/3/05 (1)

Thermal
9%

Coated Solutions
74%

Coated Solutions
91%

Thermal
15%

Security
6%

Performance
Packaging
5%

$183 Million

$142 Million

(1) Excluding business development and restructuring charges

EBITDA Beginning To Stabilize

2003

2004

76

77

72

76

$ Millions

Excluding business development and restructuring charges

Carbonless Paper Shipments

2004 Full Year
Decline Rate:              -2%

2005 YTD April
Decline Rate:              -7%

2004

2003

(000 tons)

355

348

382

2002

Thermal Paper Shipments

2004 Full Year
Growth Rate:       +16%

2005 YTD April           0%

2004

2003

(000 tons)

82

95

2002

74

Security Paper Shipments

(000 tons)

+26%

+16%

+52%

LTM 4/3/05

+39%

BemroseBooth

High value added security printer

Over $100 million revenue

850 employees

Manufacturing in England

Derby

Hull

Thornaby

BemroseBooth Revenue

11

110

$ Millions

108

2003

2004

LTM 4/3/05

Acquired December 2003

Performance Packaging – Film

American Plastics - Rhinelander, WI

Produces high barrier, multilayered films and
commercial packaging

C&H Packaging - Merrill, WI

Prints and laminates films for flexible packaging
materials

NEX – Turners Falls, MA

Produces single and multilayer polyethylene films

Building A Film Business Revenue

($ Millions)                                                                 LTM

                                                2003         2004       4/3/05

American Plastics/                                                            $30                                $47                                    $47

C&H Packaging
(Acquired 4/03)

New England Extrusion                                           --                                             --                                         $12
(Acquired 1/05)

                                              $30           $47            $59

Dale Parker

Chief Financial Officer

Income Statement

($ Millions)                                            Q1                   Q2                     Q3                  Q4                    Q1

Net Sales                                             $251               $234                  $244              $261                 $253

Gross Profit                                           $68                 $57                    $66                $63                  $61

% Margin                                              27%                25%                   27%                24%                24%

SG&A/Other                                          $50                 $50                    $48                 $52                 $54

Operating Income                                  $18                 $ 7                     $18                 $11                 $ 7

  Depreciation & Amortization                    20                  20                      19                   18                  20

EBITDA                                                  $38                $27                     $37                  $29                $27

% Margin                                               15%                12%                   15%                11%               11%

                                                                 2004

2005

Carbonless Shipments

000’s

tons

89

93

85

($ millions)

Adjustment for abnormally high Q1 2004 carbonless shipments                           $2

Net carbonless movements (improved pricing less manufacturing operations,

                    raw material and utility increases)                                                                              5

Business development investments                                                                          1

Restructuring charges                                                                                                3

Q1 2005 vs Q1 2004 EBITDA deviation                                                               $11

Reconciliation of change in EBITDA

for Q1 2005 vs Q1 2004

Total Company Debt

($ millions)

Appleton refinanced debt structure in June 2004 and retired deferred payment obligation.

11/09

3/31

6/30

9/29

12/28

2002

3/30

6/29

9/28

2003

1/03

4/04

7/04

10/03

2004

1/01

4/03

2005

2001

Investment in Appleton Since 11/01

Debt Reduction                                                                                                                                                                    $ 60

Acquisitions                                                                                                                                                                                        182

Capital Expenditures                                                                                                                                          114

Organic Growth                                                                                                                                                                      37

Total                                                                                                                                                                                                                           $393

Liquidity as of 4/03/05

($-millions)

Cash                                                                                                                                                                                                                                         $ 14

Revolver Availability                                                                                                                                                          $100

Total Liquidity                                                                                                                                                                                         $114

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